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                   SECOND AMENDMENT TO BALLANTYNE OF OMAHA, INC.
                               1995 STOCK OPTION PLAN


     The Ballantyne of Omaha, Inc., 1995 Stock Option Plan is hereby amended as follows:

     1. The second paragraph of Section 6 of the Plan as amended on June 25, 1997, is hereby further amended to read as follows:

          "The maximum aggregate number of shares that may be issued under the Plan is 1,320,000 shares."

     2. All other terms, conditions and provisions of said Plan remain the same.

     DATED this 27th day of May, 1998.

                                       BALLANTYNE OF OMAHA, INC.


                                       By:  /s/John Wilmers
                                          ------------------------------------
                                          John Wilmers, President


Attest:

 /s/Brad French
-----------------------------------
Brad French, Secretary

          I hereby certify that the above amendment to the Ballantyne of Omaha, Inc., 1995 Stock Option Plan was approved by the Board of Directors of the corporation at a special meeting of the Board of Directors duly called and held on the 24th day of March, 1998, and was approved by the Stockholders of the corporation at the Annual Meeting of Stockholders held on the 27th day of May, 1998.

          DATED at Omaha, Nebraska, this 28th day of May, 1998.



                                        /s/Brad French
                                       ---------------------------------------
                                       Brad French, Secretary